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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2006

HuntMountain Resources

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.02

Departure of Directors or Principal Officers, Election of Director; Appointment of Principal Officers

At the Annual Meeting of Shareholders held on June 27, 2006, Tim Hunt, William R. Green and Eberhard A. Schmidt were elected as directors of the Company.  The results of the election for directors of the Company are as follows:

     For

Against

Abstain

Tim Hunt

27,061,181

    -0-

   -0-

William R. Green

27,061,181

    -0-

   -0-

Eberhard A. Schmidt

27,061,181

    -0-

   -0-

On June 27, 2006, the Board of Directors made the following appointments:  Tim Hunt, Chairman of the Board and President; Randal Hardy, Vice President and Chief Financial Officer; Matthew Hughes, Vice President Exploration; Randal Hardy, Treasurer; Steve Taylor, Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Tim Hunt

Date: June 27, 2006

By:

      Tim Hunt, President